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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Registration Statements No. 33-49022, No. 33-64566, No. 33-80372, No. 33-85806 and 33-00218 of our report dated October 25, 1996, on our audit of the financial statements of Unidata, Inc. and Subsidiaries, which report is included in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP


Denver, CO
March 31, 1999